Investor Supplement Third Quarter 2023 The condensed consolidated financial statements and financial exhibits included herein are unaudited and should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation Exhibit 99.2

Condensed Consolidated Statements of Operations 1 Segment Results 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Return on Allstate Common Shareholders' Equity 4 Segment Results and Other Statistics 12 Policies in Force 5 Segment Results 13 Results 6 Profitability Measures 7 Investment Position and Results 14 Impact of Net Rate Changes Implemented on Premiums Written 8 Investment Position and Results by Strategy 15 Auto Profitability Measures and Statistics 9 Homeowners Profitability Measures and Statistics 10 16,17 18 Items included in the glossary are denoted with a caret (^) the first time used. Property-Liability Allstate Protection The Allstate Corporation Investor Supplement - Third Quarter 2023 Table of Contents Consolidated Operations Protection Services Definitions of Non-GAAP Measures Glossary Allstate Health and Benefits Investments Corporate and Other

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 12,839$ 12,470$ 12,173$ 11,900$ 11,661$ 11,362$ 10,981$ 37,482$ 34,004$ 463 453 463 436 463 465 468 1,379 1,396 592 597 561 660 561 563 560 1,750 1,684 689 610 575 557 690 562 594 1,874 1,846 (86) (151) 14 95 (167) (733) (267) (223) (1,167) 14,497 13,979 13,786 13,648 13,208 12,219 12,336 42,262 37,763 10,237 11,727 10,326 10,002 10,073 9,367 7,822 32,290 27,262 262 258 265 257 252 265 268 785 785 1,841 1,789 1,744 1,725 1,683 1,618 1,608 5,374 4,909 1,771 1,786 1,716 1,852 1,842 1,850 1,902 5,273 5,594 149 (40) (53) 25 79 259 (247) 56 91 87 27 27 24 14 1 12 141 27 83 82 81 89 90 87 87 246 264 88 98 86 84 85 83 83 272 251 14,518 15,727 14,192 14,058 14,118 13,530 11,535 44,437 39,183 (21) (1,748) (406) (410) (910) (1,311) 801 (2,175) (1,420) (17) (373) (85) (114) (236) (289) 151 (475) (374) (4) (1,375) (321) (296) (674) (1,022) 650 (1,700) (1,046) 1 (23) (1) (19) (15) (9) (10) (23) (34) (5) (1,352) (320) (277) (659) (1,013) 660 (1,677) (1,012) 36 37 26 26 26 27 26 99 79 (41)$ (1,389)$ (346)$ (303)$ (685)$ (1,040)$ 634$ (1,776)$ (1,091)$ (0.16)$ (5.29)$ (1.31)$ (1.15)$ (2.55)$ (3.80)$ 2.28$ (6.76)$ (3.99)$ 261.8 262.6 263.5 264.4 268.7 273.8 278.1 262.6 273.5 (0.16)$ (5.29)$ (1.31)$ (1.15)$ (2.55)$ (3.80)$ 2.25$ (6.76)$ (3.99)$ 261.8 262.6 263.5 264.4 268.7 273.8 281.8 262.6 273.5 1.5 1.7 2.6 3.1 2.9 3.2 - 1.9 3.3 0.89$ 0.89$ 0.89$ 0.85$ 0.85$ 0.85$ 0.85$ 2.67$ 2.55$ (1) (2) (In millions, except per share data) Revenues Property and casualty insurance premiums ^ The Allstate Corporation Condensed Consolidated Statements of Operations (1) Three months ended Nine months ended Accident and health insurance premiums and contract charges ^ Other revenue ^ Net investment income Net gains (losses) on investments and derivatives Total revenues Costs and expenses Property and casualty insurance claims and claims expense Accident, health and other policy benefits Amortization of deferred policy acquisition costs Operating costs and expenses Pension and other postretirement remeasurement (gains) losses Restructuring and related charges Amortization of purchased intangibles Interest expense Total costs and expenses Income (loss) from operations before income tax expense Income tax expense (benefit) In periods where a net loss is reported, weighted average shares for basic earnings per share is used for calculating diluted earnings per share because all dilutive potential common shares are anti-dilutive and are therefore excluded from the calculation. 2022 periods have been recast to reflect the impact of the adoption of the Financial Accounting Standards Board ("FASB") guidance revising the accounting for certain long-duration insurance contracts. Net income (loss) Less: Net income (loss) attributable to noncontrolling interest Net income (loss) attributable to Allstate Less: Preferred stock dividends Net income (loss) applicable to common shareholders Earnings per common share Weighted average common shares - Diluted (2) Weighted average dilutive potential common shares excluded due to net loss applicable to common shareholders (2) Cash dividends declared per common share Net income (loss) applicable to common shareholders per common share - Basic Weighted average common shares - Basic Net income (loss) applicable to common shareholders per common share - Diluted (2) The Allstate Corporation 3Q23 Supplement 1

(In millions, except per share data) Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 Contribution to income (41)$ (1,389)$ (346)$ (303)$ (685)$ (1,040)$ 634$ (1,776)$ (1,091)$ Net (gains) losses on investments and derivatives 86 151 (14) (95) 167 733 267 223 1,167 Pension and other postretirement remeasurement (gains) losses 149 (40) (53) 25 79 259 (247) 56 91 Amortization of purchased intangibles 83 82 81 89 90 87 87 246 264 (Gain) loss on disposition 5 8 (9) (83) (4) 5 (27) 16 4 (6) Non-recurring costs (2) - 90 - - - - - 90 - Income tax expense (benefit) (68) (64) (1) 16 (67) (219) (27) (133) (313) 214$ (1,162)$ (342)$ (351)$ (411)$ (207)$ 730$ (1,290)$ 112$ Income per common share - Diluted Net income (loss) applicable to common shareholders (3) (0.16)$ (5.29)$ (1.31)$ (1.15)$ (2.55)$ (3.80)$ 2.25$ (6.76)$ (3.99)$ Net (gains) losses on investments and derivatives 0.33 0.58 (0.05) (0.36) 0.62 2.68 0.95 0.85 4.23 Pension and other postretirement remeasurement (gains) losses 0.57 (0.15) (0.20) 0.09 0.29 0.95 (0.88) 0.21 0.34 Amortization of purchased intangibles 0.31 0.31 0.31 0.34 0.34 0.32 0.31 0.94 0.96 (Gain) loss on disposition 0.02 0.03 (0.04) (0.32) 0.02 (0.10) 0.06 0.02 (0.02) Non-recurring costs (2) - 0.34 - - - - - 0.34 - Income tax expense (benefit) (0.26) (0.24) (0.01) 0.07 (0.25) (0.80) (0.10) (0.51) (1.12) Adjusted net income (loss) * (3) 0.81$ (4.42)$ (1.30)$ (1.33)$ (1.53)$ (0.75)$ 2.59$ (4.91)$ 0.40$ Weighted average common shares - Diluted (3) 263.3 262.6 263.5 264.4 268.7 273.8 281.8 262.6 276.8 Weighted average dilutive potential common shares excluded due to net loss applicable to common shareholders (3) 1.5 1.7 2.6 3.1 2.9 3.2 - 1.9 3.3 (1) (2) (3) (4) Contribution to Income (1) The Allstate Corporation Nine months ended 2022 periods have been recast to reflect the impact of the adoption of the FASB guidance revising the accounting for certain long-duration insurance contracts. Relates to settlement costs for non-recurring litigation that is outside of the ordinary course of business. In periods where a net loss or adjusted net loss is reported, weighted average shares for basic earnings per share is used for calculating diluted earnings per share because all dilutive potential common shares are anti-dilutive and are therefore excluded from the calculation. Includes $83 million related to the gain on sale of headquarters in the fourth quarter of 2022 reported as other revenue in Corporate and Other segment. Three months ended Net income (loss) applicable to common shareholders Adjusted net income (loss) * The Allstate Corporation 3Q23 Supplement 2

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 12,592$ 13,516$ 15,524$ 15,518$ 15,713$ 18,094$ 21,105$ 263.5 263.5 264.7 267.0 269.1 274.3 279.7 47.79$ 51.29$ 58.65$ 58.12$ 58.39$ 65.96$ 75.46$ 12,592$ 13,516$ 15,524$ 15,518$ 15,713$ 18,094$ 21,105$ (2,509) (1,843) (1,575) (2,254) (2,933) (2,143) (996) 15,101$ 15,359$ 17,099$ 17,772$ 18,646$ 20,237$ 22,101$ 263.5 263.5 264.7 267.0 269.1 274.3 279.7 57.31$ 58.29$ 64.60$ 66.56$ 69.29$ 73.78$ 79.02$ 7,946$ 7,949$ 8,452$ 7,964$ 7,967$ 7,970$ 7,973$ 22,539$ 23,466$ 25,946$ 25,452$ 25,650$ 28,034$ 31,048$ 54.5% 51.2% 48.3% 45.5% 45.1% 39.7% 34.6% 35.3% 33.9% 32.6% 31.3% 31.1% 28.4% 25.7% (1) (2) (3) The Allstate Corporation Book Value per Common Share and Debt to Capital (1) Denominator: Common shares outstanding and dilutive potential common shares outstanding (3) ($ in millions, except per share data) Book value per common share Numerator: Allstate common shareholders' equity (2) Book value per common share Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities Numerator: Allstate common shareholders' equity (2) Less: Unrealized net capital gains and losses on fixed income securities Adjusted Allstate common shareholders' equity Denominator: Common shares outstanding and dilutive potential common shares outstanding (3) Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities * Total debt Total capital resources Ratio of debt to Allstate shareholders' equity 2022 periods have been recast to reflect the impact of the adoption of the FASB guidance revising the accounting for certain long-duration insurance contracts. Common shares outstanding were 261,664,120 and 263,458,276 as of September 30, 2023 and December 31, 2022, respectively. Excludes equity related to preferred stock of $2,001 million as of September 30, 2023 and June 30, 2023 and $1,970 million for all other periods shown. Ratio of debt to capital resources The Allstate Corporation 3Q23 Supplement 3

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 (2,079)$ (2,723)$ (2,374)$ (1,394)$ (294)$ 913$ 3,545$ 15,713$ 18,094$ 21,105$ 22,974$ 24,515$ 25,774$ 24,421$ 12,592 13,516 15,524 15,518 15,713 18,094 21,105 14,153$ 15,805$ 18,315$ 19,246$ 20,114$ 21,934$ 22,763$ (14.7) % (17.2) % (13.0) % (7.2) % (1.5) % 4.2% 15.6% (1,641)$ (2,266)$ (1,311)$ (239)$ 915$ 1,557$ 2,910$ 15,713$ 18,094$ 21,105$ 22,974$ 24,515$ 25,774$ 24,421$ (2,929) (2,140) (996) 598 1,829 2,165 1,681 18,642 20,234 22,101 22,376 22,686 23,609 22,740 12,592 13,516 15,524 15,518 15,713 18,094 21,105 (2,512) (1,845) (1,573) (2,255) (2,929) (2,140) (996) 15,104 15,361 17,097 17,773 18,642 20,234 22,101 16,873$ 17,798$ 19,599$ 20,075$ 20,664$ 21,922$ 22,421$ (9.7) % (12.7) % (6.7) % (1.2) % 4.4% 7.1% 13.0% (1) (2) (3) ($ in millions) Return on Allstate common shareholders' equity Return on Allstate Common Shareholders' Equity (1) The Allstate Corporation Twelve months ended Numerator: Net income (loss) applicable to common shareholders (2) Denominator: Beginning Allstate common shareholders' equity Ending Allstate common shareholders' equity (3) Average Allstate common shareholders' equity ̂ Return on Allstate common shareholders' equity Adjusted net income (loss) return on Allstate common shareholders' equity Numerator: Adjusted net income (loss) * (2) Denominator: Beginning Allstate common shareholders' equity Less: Unrealized net capital gains and losses Adjusted beginning Allstate common shareholders' equity Excludes equity related to preferred stock of $2,001 million as of September 30, 2023 and June 30, 2023 and $1,970 million for all other periods shown. Net income (loss) applicable to common shareholders and adjusted net income (loss) reflect a trailing twelve-month period. 2022 periods have been recast to reflect the impact of the adoption of the FASB guidance revising the accounting for certain long-duration insurance contracts. Ending Allstate common shareholders' equity (3) Less: Unrealized net capital gains and losses Adjusted ending Allstate common shareholders' equity Average adjusted Allstate common shareholders' equity ̂ Adjusted net income (loss) return on Allstate common shareholders' equity * The Allstate Corporation 3Q23 Supplement 4

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 25,376 25,520 25,733 26,034 26,131 26,192 26,071 7,297 7,268 7,262 7,260 7,237 7,197 7,165 4,884 4,890 4,913 4,936 4,930 4,919 4,894 296 307 307 311 310 311 312 37,853 37,985 38,215 38,541 38,608 38,619 38,442 20,546 20,821 21,142 21,658 21,853 21,979 21,968 6,627 6,614 6,621 6,622 6,599 6,566 6,536 4,830 4,699 4,591 4,376 4,278 4,213 4,103 670 654 641 638 638 631 629 140,648 138,172 136,591 138,726 134,700 137,292 139,992 3,813 3,825 3,839 3,865 3,888 3,921 3,924 554 545 536 531 523 519 518 2,965 3,222 3,206 3,112 2,968 2,961 2,949 147,980 145,764 144,172 146,234 142,079 144,693 147,383 4,256 4,273 4,339 4,296 4,320 4,368 4,484 190,089 188,022 186,726 189,071 185,007 187,680 190,309 (1) • • • • • • • • Policies in force statistics (in thousands) (1) Allstate Protection Auto Homeowners The Allstate Corporation Policies in Force Other personal lines Commercial lines Total Allstate brand Auto Homeowners National General Auto Homeowners Protection Services Allstate Protection Plans Allstate Dealer Services Allstate Roadside Allstate Identity Protection Total Allstate Health and Benefits Total policies in force Policy counts are based on items rather than customers. Allstate Health and Benefits reflects certificate counts as opposed to group counts. Allstate Identity Protection reflects individual customer counts for identity protection products. Allstate Protection Plans represents active consumer product protection plans. Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. PIF does not reflect banking relationships for our lender-placed insurance products to customers including fire, home and flood products, as well as collateral protection insurance and guaranteed asset protection products for automobiles. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Commercial lines PIF for shared economy agreements reflect contracts that cover multiple drivers as opposed to individual drivers. Allstate Roadside reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. The Allstate Corporation 3Q23 Supplement 5

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 13,304$ 12,620$ 11,783$ 11,480$ 12,037$ 11,509$ 10,761$ 37,707$ 34,307$ (1,082) (753) (127) (67) (852) (599) (258) (1,962) (1,709) 48 54 (21) (33) (28) (36) (5) 81 (69) 12,270 11,921 11,635 11,380 11,157 10,874 10,498 35,826 32,529 393 389 353 350 364 355 347 1,135 1,066 (10,077) (11,575) (10,180) (9,865) (9,934) (9,231) (7,702) (31,832) (26,867) (1,533) (1,496) (1,452) (1,453) (1,414) (1,355) (1,348) (4,481) (4,117) (1,333) (1,249) (1,279) (1,365) (1,390) (1,450) (1,445) (3,861) (4,285) (74) (26) (21) (20) (14) 2 (12) (121) (24) (60) (58) (57) (62) (61) (59) (58) (175) (178) (414)$ (2,094)$ (1,001)$ (1,035)$ (1,292)$ (864)$ 280$ (3,509)$ (1,876)$ (1,181)$ (2,696)$ (1,691)$ (779)$ (763)$ (1,108)$ (462)$ (5,568)$ (2,333)$ (707) (687) (670) (701) (679) (651) (621) (2,064) (1,951) 82.2 97.1 87.5 86.7 89.0 84.9 73.3 88.9 82.6 (9.6) (22.6) (14.5) (6.8) (6.8) (10.2) (4.4) (15.5) (7.2) (1.4) (1.6) (0.3) (2.5) (7.8) (3.8) (1.5) (1.1) (4.5) 71.2 72.9 72.7 77.4 74.4 70.9 67.4 72.3 70.9 21.2 20.5 21.1 22.4 22.6 23.0 24.0 20.9 23.2 (0.5) (0.5) (0.5) (0.6) (0.6) (0.5) (0.5) (0.5) (0.5) 20.7 20.0 20.6 21.8 22.0 22.5 23.5 20.4 22.7 (1.4) (0.9) (1.3) (1.3) (1.7) (2.3) (3.3) (1.2) (2.4) (0.6) (0.2) (0.2) (0.1) (0.1) - (0.1) (0.3) (0.1) 18.7 18.9 19.1 20.4 20.2 20.2 20.1 18.9 20.2 5.8 5.8 5.8 6.2 6.1 6.0 5.9 5.8 6.0 24.5 24.7 24.9 26.6 26.3 26.2 26.0 24.7 26.2 103.4 117.6 108.6 109.1 111.6 107.9 97.3 109.8 105.8 (9.6) (22.6) (14.5) (6.8) (6.8) (10.2) (4.4) (15.5) (7.2) (1.4) (1.6) (0.3) (2.5) (7.8) (3.8) (1.5) (1.1) (4.5) (0.5) (0.5) (0.5) (0.6) (0.6) (0.5) (0.5) (0.5) (0.5) 91.9 92.9 93.3 99.2 96.4 93.4 90.9 92.7 93.6 0.7 0.1 - - 1.1 - - 0.3 0.4 (168)$ (1,847)$ (972)$ (990)$ (1,049)$ (825)$ 251$ (2,987)$ (1,623)$ (167) (248) (28) (44) (124) (38) 29 (443) (133) 4 3 2 1 3 2 2 9 7 (331) (2,092) (998) (1,033) (1,170) (861) 282 (3,421) (1,749) (83) (2) (3) (2) (122) (3) (2) (88) (127) (414)$ (2,094)$ (1,001)$ (1,035)$ (1,292)$ (864)$ 280$ (3,509)$ (1,876)$ 627$ 544$ 509$ 494$ 632$ 506$ 558$ 1,680$ 1,696$ (43) 320 91 115 179 79 (175) 368 83 2 (23) (1) (17) (15) (10) (10) (22) (35) (60) (58) (57) (62) (61) (59) (58) (175) (178) ($ in millions, except ratios) Premiums written The Allstate Corporation Property-Liability Results Three months ended Operating costs and expenses Restructuring and related charges Amortization of purchased intangibles (Increase) decrease in unearned premiums Other Premiums earned Other revenue Expense ratio ^ Nine months ended Effect of amortization of purchased intangibles Underlying expense ratio * Operating ratios and reconciliations to underlying ratios Loss ratio Effect of catastrophe losses Effect of non-catastrophe prior year reserve reestimates Underlying loss ratio * Underwriting income (loss) (1) Catastrophe losses Claims expense excluding catastrophe expense ^ Claims and claims expense Amortization of deferred policy acquisition costs Effect of advertising expense Effect of restructuring and related charges Adjusted underwriting expense ratio * Claims expense ratio excluding catastrophe expense ^ Adjusted expense ratio * Combined ratio Effect of catastrophe losses Effect of non-catastrophe prior year reserve reestimates Effect of amortization of purchased intangibles Underlying combined ratio * Effect of Run-off Property-Liability on combined ratio (1) Underwriting income (loss) Allstate brand National General Net investment income Income tax (expense) benefit on operations Net income (loss) attributable to noncontrolling interest, after-tax Amortization of purchased intangibles Answer Financial Total underwriting income (loss) for Allstate Protection Run-off Property-Liability Total underwriting income (loss) for Property-Liability Other financial information The Allstate Corporation 3Q23 Supplement 6

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 8,770$ 8,269$ 8,349$ 7,774$ 7,860$ 7,470$ 7,562$ 25,388$ 22,892$ 3,525 3,381 2,534 2,775 3,145 3,008 2,281 9,440 8,434 676 675 548 530 606 609 504 1,899 1,719 140 200 227 248 285 297 294 567 876 193 95 125 153 141 125 120 413 386 13,304$ 12,620$ 11,783$ 11,480$ 12,037$ 11,509$ 10,761$ 37,707$ 34,307$ 8,345$ 8,121$ 7,908$ 7,741$ 7,545$ 7,348$ 7,081$ 24,374$ 21,974$ 2,969 2,883 2,810 2,720 2,642 2,566 2,490 8,662 7,698 608 587 562 543 540 545 531 1,757 1,616 194 202 232 249 296 295 283 628 874 154 128 123 127 134 120 113 405 367 12,270$ 11,921$ 11,635$ 11,380$ 11,157$ 10,874$ 10,498$ 35,826$ 32,529$ (178)$ (678)$ (346)$ (974)$ (1,315)$ (578)$ (147)$ (1,202)$ (2,040)$ (131) (1,307) (534) 197 266 (192) 400 (1,972) 474 6 (70) (89) (107) (10) 11 18 (153) 19 (60) (61) (60) (190) (117) (135) (22) (181) (274) 28 21 29 40 3 31 31 78 65 4 3 2 1 3 2 2 9 7 (331)$ (2,092)$ (998)$ (1,033)$ (1,170)$ (861)$ 282$ (3,421)$ (1,749)$ 703$ 685$ 668$ 699$ 675$ 650$ 619$ 2,056$ 1,944$ 81.5 97.0 87.5 86.7 88.0 84.9 73.3 88.6 82.2 (9.6) (22.6) (14.5) (6.8) (6.8) (10.2) (4.4) (15.5) (7.2) (0.7) (1.5) (0.3) (2.5) (6.8) (3.8) (1.5) (0.8) (4.1) 71.2 72.9 72.7 77.4 74.4 70.9 67.4 72.3 70.9 21.2 20.5 21.1 22.4 22.5 23.0 24.0 20.9 23.2 (0.5) (0.5) (0.5) (0.6) (0.6) (0.5) (0.5) (0.5) (0.5) 20.7 20.0 20.6 21.8 21.9 22.5 23.5 20.4 22.7 (1.4) (0.9) (1.3) (1.3) (1.7) (2.3) (3.3) (1.2) (2.4) (0.6) (0.2) (0.2) (0.2) (0.1) - (0.1) (0.3) (0.1) 18.7 18.9 19.1 20.3 20.1 20.2 20.1 18.9 20.2 102.7 117.5 108.6 109.1 110.5 107.9 97.3 109.5 105.4 91.9 92.9 93.3 99.2 96.3 93.4 90.9 92.7 93.6 5.7 5.7 5.7 6.1 6.1 6.0 5.9 5.7 6.0 ($ in millions, except ratios) Premiums written The Allstate Corporation Allstate Protection Profitability Measures Three months ended Net premiums earned Auto Homeowners Other personal lines Auto Homeowners Other personal lines Commercial lines Other business lines ^ Answer Financial Total Nine months ended Claims expense excluding catastrophe expense Auto Homeowners Other personal lines Commercial lines Other business lines Commercial lines Other business lines Total Underwriting income (loss) Total Operating ratios and reconciliations to underlying ratios Loss ratio Effect of catastrophe losses Effect of non-catastrophe prior year reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Underlying expense ratio * Effect of advertising expense Claims expense ratio excluding catastrophe expense Effect of restructuring and related charges Adjusted underwriting expense ratio * Combined ratio Underlying combined ratio * The Allstate Corporation 3Q23 Supplement 7

Number of locations (1) Total brand (%) (2) (3) Location specific (%) (4) Number of locations Total brand (%) (3) Location specific (%) 25 2.0 5.9 34 5.8 10.0 12 2.1 6.5 20 2.5 12.3 33 3.3 6.2 27 3.6 13.9 11 1.2 17.6 10 3.8 23.5 Number of locations Total brand (%) (3) Location specific (%) Number of locations Total brand (%) (3) Location specific (%) 28 1.7 8.4 38 6.1 11.2 18 4.9 13.7 16 2.1 11.3 28 1.9 5.6 26 4.3 8.5 7 1.5 12.2 16 4.4 15.7 (1) (2) (3) (4) (5) The Allstate Corporation Three months ended June 30, 2023 Three months ended December 31, 2022 Three months ended March 31, 2023 National General Auto Homeowners (5) Allstate brand Auto Homeowners (5) Three months ended September 30, 2023 Allstate Protection Impact of Net Rate Changes Implemented on Premiums Written Allstate brand Auto Homeowners (5) National General Refers to the number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces. National General operates in 50 states and the District of Columbia. Auto Homeowners (5) Excludes the impact to average premium from inflation in insured home replacement costs and other aging factor adjustments. Represents the impact in the locations where rate changes were implemented during the period as a percentage of its respective total prior year-end premiums written in those same locations. Total Allstate brand implemented auto insurance rate increases totaled $517 million in the third quarter of 2023, after implementing $1.49 billion and $454 million of rate increases in the second and first quarters of 2023, respectively, and $1.48 billion of rate increases in the fourth quarter of 2022. Represents the impact in the locations where rate changes were implemented during the period as a percentage of total brand prior year-end premiums written. The Allstate Corporation 3Q23 Supplement 8

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 8,770$ 8,269$ 8,349$ 7,774$ 7,860$ 7,470$ 7,562$ 25,388$ 22,892$ 8,345 8,121 7,908 7,741 7,545 7,348 7,081 24,374 21,974 (178) (678) (346) (974) (1,315) (578) (147) (1,202) (2,040) 81.4 87.9 83.4 90.6 95.3 84.9 77.6 84.2 86.1 (2.6) (4.2) (1.2) (0.5) (4.4) (1.5) (0.6) (2.7) (2.2) (0.3) (1.4) (0.1) (2.3) (8.5) (3.8) (2.1) (0.5) (4.9) 78.5 82.3 82.1 87.8 82.4 79.6 74.9 81.0 79.0 20.7 20.4 21.0 22.0 22.1 23.0 24.5 20.7 23.2 (0.4) (0.5) (0.5) (0.6) (0.5) (0.5) (0.6) (0.5) (0.5) 20.3 19.9 20.5 21.4 21.6 22.5 23.9 20.2 22.7 102.1 108.3 104.4 112.6 117.4 107.9 102.1 104.9 109.3 (2.6) (4.2) (1.2) (0.5) (4.4) (1.5) (0.6) (2.7) (2.2) (0.3) (1.4) (0.1) (2.3) (8.5) (3.8) (2.1) (0.5) (4.9) (0.4) (0.5) (0.5) (0.6) (0.5) (0.5) (0.6) (0.5) (0.5) 98.8 102.2 102.6 109.2 104.0 102.1 98.8 101.2 101.7 7,206$ 6,821$ 6,826$ 6,560$ 6,704$ 6,374$ 6,308$ 20,853$ 19,386$ 6,910 6,772 6,660 6,544 6,416 6,253 6,073 20,342 18,742 (75) (546) (332) (909) (1,222) (578) (137) (953) (1,937) 80.3 87.7 84.3 92.2 97.1 86.4 78.3 84.1 87.4 (1.7) (4.5) (0.6) (3.0) (13.6) (5.5) (2.9) (2.3) (7.4) 78.6 83.2 83.7 89.2 83.5 80.9 75.4 81.8 80.0 101.1 108.1 105.0 113.9 119.0 109.2 102.3 104.7 110.3 (1.9) (4.7) (0.8) (3.1) (13.7) (5.6) (3.0) (2.5) (7.5) 99.2 103.4 104.2 110.8 105.3 103.6 99.3 102.2 102.8 772 737 726 698 667 644 626 745 646 1,345 1,301 1,260 1,209 1,174 1,138 1,106 1,320 1,144 14.6 14.3 13.9 10.1 7.2 3.4 0.4 15.4 4.3 1,057 1,082 1,055 1,078 981 921 834 1,080 915 7.7 17.5 26.5 29.3 22.6 25.1 34.7 18.0 27.6 1,335 1,345 1,313 1,339 1,237 1,179 1,098 1,349 1,176 84.9 85.5 85.7 86.0 87.0 87.5 87.5 85.4 87.3 1,564$ 1,448$ 1,523$ 1,214$ 1,156$ 1,096$ 1,254$ 4,535$ 3,506$ 1,435 1,349 1,248 1,197 1,129 1,095 1,008 4,032 3,232 (103) (132) (14) (65) (93) - (10) (249) (103) 107.2 109.8 101.1 105.4 108.2 100.0 101.0 106.2 103.2 (10.4) (13.7) (7.1) (4.8) (11.4) (6.6) (5.6) (10.5) (8.0) 96.8 96.1 94.0 100.6 96.8 93.4 95.4 95.7 95.2 (1) (2) Loss ratio ($ in millions, except ratios) Allstate Protection Underlying combined ratio * The Allstate Corporation Auto Profitability Measures and Statistics Three months ended Net premiums earned Underwriting income (loss) Allstate brand Premiums written Net premiums earned Nine months ended Underlying expense ratio * Combined ratio Effect of catastrophe losses Effect of non-catastrophe PYRR Effect of amortization of purchased intangibles ("APIA") Effect of catastrophe losses Effect of non-catastrophe prior year reserve reestimates ("PYRR") Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Premiums written Operating ratios and reconciliations to underlying ratios Includes 2.0 points and 2.1 points in the third quarter and first nine months of 2023, respectively, and 2.6 points and 3.0 points in the third quarter and first nine months of 2022, respectively, related to the effect of amortization of purchased intangibles. Average underlying loss per policy increased 9.7% in the first quarter of 2023, 12.5% in the second quarter of 2023 and 9.9% in the third quarter of 2023, from $962 for the twelve months ended December 31, 2022. Underwriting income (loss) Loss ratio Effect of catastrophe losses and non-catastrophe PYRR Underlying loss ratio * Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA Underlying combined ratio * Average premium - gross written ^ ($) Annualized average earned premium ^ ($) Annualized average earned premium ^ (% change year-over-year) Average underlying loss (incurred pure premium) * ^ ($) (1) Average underlying loss (incurred pure premium) * ^ (% change year-over- year) Average underlying loss (incurred pure premium) and expense* ^ ($) Renewal ratio ^ (%) Effect of catastrophe losses, non-catastrophe PYRR and APIA (2) Underlying combined ratio * National General Premiums written Net premiums earned Underwriting income (loss) Combined ratio The Allstate Corporation 3Q23 Supplement 9

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 3,525$ 3,381$ 2,534$ 2,775$ 3,145$ 3,008$ 2,281$ 9,440$ 8,434$ 2,969 2,883 2,810 2,720 2,642 2,566 2,490 8,662 7,698 (131) (1,307) (534) 197 266 (192) 400 (1,972) 474 82.4 125.0 98.5 70.4 67.4 84.5 61.8 101.8 71.3 (29.6) (75.9) (51.6) (22.2) (13.4) (35.6) (15.4) (52.1) (21.4) (1.5) (1.4) 0.5 (0.7) (1.9) (1.9) (0.1) (0.9) (1.3) 51.3 47.7 47.4 47.5 52.1 47.0 46.3 48.8 48.6 22.0 20.3 20.5 22.4 22.5 23.0 22.1 21.0 22.5 (0.4) (0.4) (0.3) (0.4) (0.5) (0.5) (0.4) (0.4) (0.5) 21.6 19.9 20.2 22.0 22.0 22.5 21.7 20.6 22.0 104.4 145.3 119.0 92.8 89.9 107.5 83.9 122.8 93.8 (29.6) (75.9) (51.6) (22.2) (13.4) (35.6) (15.4) (52.1) (21.4) (1.5) (1.4) 0.5 (0.7) (1.9) (1.9) (0.1) (0.9) (1.3) (0.4) (0.4) (0.3) (0.4) (0.5) (0.5) (0.4) (0.4) (0.5) 72.9 67.6 67.6 69.5 74.1 69.5 68.0 69.4 70.6 3,118$ 2,937$ 2,210$ 2,448$ 2,803$ 2,665$ 2,020$ 8,265$ 7,488$ 2,613 2,537 2,488 2,408 2,350 2,281 2,210 7,638 6,841 (69) (1,195) (508) 197 268 (132) 368 (1,772) 504 102.6 147.1 120.4 91.8 88.6 105.8 83.3 123.2 92.6 (30.9) (79.9) (54.5) (23.7) (16.0) (38.8) (16.6) (54.9) (23.8) 71.7 67.2 65.9 68.1 72.6 67.0 66.7 68.3 68.8 1,851 1,800 1,706 1,668 1,635 1,590 1,554 1,792 1,596 86.8 86.3 86.3 86.7 87.4 86.9 86.2 86.5 86.9 407$ 444$ 324$ 327$ 342$ 343$ 261$ 1,175$ 946$ 356 346 322 312 292 285 280 1,024 857 (62) (112) (26) - (2) (60) 32 (200) (30) 117.4 132.4 108.1 100.0 100.7 121.1 88.6 119.5 103.5 (35.7) (61.9) (27.4) (20.2) (13.7) (31.6) (10.7) (41.9) (18.7) 81.7 70.5 80.7 79.8 87.0 89.5 77.9 77.6 84.8 (1) The Allstate Corporation Homeowners Profitability Measures and Statistics Three months ended Net premiums earned Underwriting income (loss) Nine months ended Operating ratios and reconciliations to underlying ratios Loss ratio ($ in millions, except ratios) Allstate Protection Underlying combined ratio * Underlying expense ratio * Combined ratio Effect of catastrophe losses Effect of non-catastrophe PYRR Effect of amortization of purchased intangibles ("APIA") Effect of catastrophe losses Effect of non-catastrophe prior year reserve reestimates ("PYRR") Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Premiums written Allstate brand Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA Underlying combined ratio * Average premium - gross written ($) Renewal ratio (%) National General Underlying combined ratio * Includes 1.7 points and 1.5 points in the third quarter and first nine months of 2023, respectively, and 3.1 points and 2.9 points in the third quarter and first nine months of 2022, respectively, related to the effect of amortization of purchased intangibles. Premiums written Net premiums earned Underwriting income (loss) Combined ratio Effect of catastrophe losses, non-catastrophe PYRR and APIA (1) The Allstate Corporation 3Q23 Supplement 10

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 658$ 658$ 619$ 742$ 657$ 670$ 630$ 1,935$ 1,957$ 569$ 549$ 538$ 520$ 504$ 488$ 483$ 1,656$ 1,475$ 75 84 84 78 84 91 94 243 269 34 35 33 31 39 38 41 102 118 19 18 16 14 13 12 9 53 34 (166) (153) (153) (140) (141) (128) (123) (472) (392) (269) (259) (251) (243) (236) (228) (221) (779) (685) (225) (218) (221) (229) (214) (213) (218) (664) (645) (3) - (1) (1) (1) - - (4) (1) (8) (15) (11) 6 (13) (16) (12) (34) (41) Less: net income (loss) attributable to noncontrolling interest (1) - - (2) - 1 - (1) 1 27 41 34 38 35 43 53 102 131 6 6 6 6 6 6 6 18 18 3 - 1 1 1 - - 4 1 8 15 11 (6) 13 16 12 34 41 44$ 62$ 52$ 39$ 55$ 65$ 71$ 158$ 191$ 487$ 481$ 439$ 570$ 452$ 456$ 429$ 1,407$ 1,337$ 392$ 373$ 361$ 346$ 330$ 318$ 313$ 1,126$ 961$ 416 399 385 367 349 338 329 1,200 1,016 (116) (106) (105) (94) (92) (82) (77) (327) (251) (159) (148) (141) (134) (129) (123) (119) (448) (371) (114) (103) (103) (102) (90) (83) (80) (320) (253) (1) - - (1) - - - (1) - (7) (11) (8) 4 (9) (13) (10) (26) (32) Less: net income (loss) attributable to noncontrolling interest (1) - - (2) - 1 - (1) 1 20$ 31$ 28$ 42$ 29$ 36$ 43$ 79$ 108$ 146$ 148$ 148$ 145$ 143$ 139$ 135$ 442$ 417$ 5 6 7 8 10 8 9 18 27 69$ 66$ 64$ 64$ 65$ 64$ 65$ 199$ 194$ 7 6 4 3 1 1 2 17 4 29$ 35$ 37$ 33$ 49$ 52$ 62$ 101$ 163$ (6) (3) (4) (7) (2) (1) (1) (13) (4) 37$ 38$ 37$ 34$ 34$ 36$ 36$ 112$ 106$ 1 1 (1) (8) (3) (1) - 1 (4) (1) ($ in millions) Protection Services Net premiums written The Allstate Corporation Protection Services Segment Results Three months ended Income tax (expense) benefit on operations Adjusted net income (1) Premiums earned Other revenue Intersegment insurance premiums and service fees Net investment income Claims and claims expense Adjusted net income is the GAAP segment measure. Income tax (expense) benefit on operations Adjusted net income Allstate Dealer Services Revenue Adjusted net income Allstate Roadside Revenue Adjusted net income Arity Revenue Adjusted net loss Allstate Identity Protection Revenue Adjusted net income (loss) Other costs and expenses ^ Restructuring and related charges Nine months ended Net premiums written Premiums earned Revenue ^ Claims and claims expense Amortization of deferred policy acquisition costs Depreciation Restructuring and related charges Income tax expense (benefit) on operations Adjusted earnings before taxes, depreciation and restructuring * Allstate Protection Plans Amortization of deferred policy acquisition costs Operating costs and expenses Restructuring and related charges The Allstate Corporation 3Q23 Supplement 11

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 463$ 453$ 463$ 436$ 463$ 465$ 468$ 1,379$ 1,396$ 104 101 101 125 90 92 95 306 277 20 21 19 19 17 16 17 60 50 (262) (258) (265) (257) (252) (265) (268) (785) (785) (39) (34) (41) (29) (33) (35) (39) (114) (107) (197) (210) (203) (220) (207) (185) (202) (610) (594) (2) - (4) (1) 1 (2) - (6) (1) (18) (16) (14) (15) (16) (19) (14) (48) (49) 69$ 57$ 56$ 58$ 63$ 67$ 57$ 182$ 187$ (8) (9) (8) (8) (8) (9) (8) (25) (25) 54.9% 55.0% 55.5% 57.1% 52.7% 55.1% 55.6% 55.1% 54.4% 253$ 245$ 255$ 256$ 257$ 257$ 263$ 753$ 777$ 111 110 107 100 96 95 94 328 285 99 98 101 80 110 113 111 298 334 463$ 453$ 463$ 436$ 463$ 465$ 468$ 1,379$ 1,396$ (1) (2) Amortization of deferred policy acquisition costs ($ in millions) Allstate Health and Benefits Individual health ^ The Allstate Corporation Allstate Health and Benefits Segment Results and Other Statistics (1) Three months ended Other revenue (2) Net investment income Total 2022 periods have been recast to reflect the impact of the adoption of the FASB guidance revising the accounting for certain long-duration insurance contracts. Reflects commission revenue, administrative fees, agency fees and technology fees from the group health and individual health business. Nine months ended Interest credited to contractholder funds Benefit ratio ^ Premiums and contract charges Employer voluntary benefits ^ Group health ^ Operating costs and expenses Restructuring and related charges Income tax expense on operations Adjusted net income ^ Accident and health insurance premiums and contract charges Accident, health and other policy benefits The Allstate Corporation 3Q23 Supplement 12

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 20$ 23$ 23$ 23$ (2) 23$ 25$ 24$ 66$ 72$ 23 27 31 30 28 28 10 81 66 (39) (45) (1) (48) (63) (65) (75) (59) (132) (1) (199) (8) (1) (1) (2) - (1) - (10) (1) (88) (98) (86) (86) (83) (83) (83) (272) (249) 18 20 18 24 19 26 23 56 68 (36) (37) (26) (26) (26) (27) (26) (99) (79) (110)$ (111)$ (89)$ (100)$ (104)$ (107)$ (111)$ (310)$ (322)$ (1) (2) The Allstate Corporation Corporate and Other Segment Results Three months ended Preferred stock dividends Adjusted net loss ^ Excludes settlement costs for non-recurring litigation that is outside of the ordinary course of business. Excludes $83 million related to the gain on sale of headquarters in the fourth quarter of 2022 reported as other revenue. Nine months ended Net investment income Operating costs and expenses Restructuring and related charges Interest expense Income tax benefit on operations ($ in millions) Other revenue The Allstate Corporation 3Q23 Supplement 13

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 46,771$ 45,550$ 44,103$ 42,485$ 41,715$ 41,282$ 40,745$ 46,771$ 41,715$ 2,419 2,290 2,174 4,567 4,723 4,681 5,315 2,419 4,723 830 823 781 762 833 848 855 830 833 8,363 8,150 7,971 8,114 7,907 7,943 7,977 8,363 7,907 3,368 5,137 6,722 4,173 4,030 4,384 4,344 3,368 4,030 1,608 1,718 1,724 1,728 1,798 1,917 2,532 1,608 1,798 63,359$ 63,668$ 63,475$ 61,829$ 61,006$ 61,055$ 61,768$ 63,359$ 61,006$ 457$ 422$ 390$ 366$ 323$ 299$ 267$ 1,269$ 889$ 15 21 11 32 30 34 36 47 100 9 8 8 8 8 9 8 25 25 190 122 134 144 325 224 292 446 841 59 69 66 40 30 10 2 194 42 41 39 41 42 38 42 40 121 120 771 681 650 632 754 618 645 2,102 2,017 (82) (71) (75) (75) (64) (56) (51) (228) (171) 689$ 610$ 575$ 557$ 690$ 562$ 594$ 1,874$ 1,846$ 3.7% 3.6% 3.4% 3.2% 2.9% 2.8% 2.6% 3.6% 2.7% (63)$ (130)$ (120)$ (227)$ (175)$ (303)$ (127)$ (313)$ (605)$ (20) (37) (12) (24) (6) (13) (11) (69) (30) (34) 23 198 361 (285) (689) (447) 187 (1,421) 31 (7) (52) (15) 299 272 318 (28) 889 (86)$ (151)$ 14$ 95$ (167)$ (733)$ (267)$ (223)$ (1,167)$ 1.1% 1.0% 0.9% 0.9% 1.1% 0.9% 0.9% 3.0% 3.0% (1.5) (0.8) 1.1 1.0 (1.4) (2.6) (3.1) (1.2) (7.2) - - 0.4 0.6 (0.5) (1.1) (0.6) 0.3 (2.2) (0.4) % 0.2% 2.4% 2.5% (0.8) % (2.8) % (2.8) % 2.1% (6.4) % 4.5 4.4 4.0 3.6 3.6 3.8 3.8 4.6 4.4 4.0 3.4 3.0 3.2 3.1 4.3 3.9 3.5 3.1 2.8 2.9 2.8 ($ in millions) Investment position Fixed income securities, at fair value As of or for the three months ended Equity securities ^ Mortgage loans, net Limited partnership interests ^ Equity securities Mortgage loans Limited partnership interests Short-term investments Short-term, at fair value Other investments, net Total Net investment income Valuation change of equity investments Investment Position and Results The Allstate Corporation As of or for the nine months ended Valuation change and settlements of derivatives Pre-tax yields on fixed income securities ^ Net gains (losses) on investments and derivatives, pre-tax by transaction type Sales Credit losses Other investments Investment income, before expense Investment expense Net investment income Fixed income securities Total Total return on investment portfolio ^ Net investment income Valuation-interest bearing Fixed income and short-term investments duration including interest rate derivative positions (in years) Valuation-equity investments Total Fixed income securities portfolio duration ^ (in years) Fixed income securities portfolio duration including interest rate derivative positions (in years) The Allstate Corporation 3Q23 Supplement 14

Sept. 30, 2023 June 30, 2023 March 31, 2023 Dec. 31, 2022 Sept. 30, 2022 June 30, 2022 March 31, 2022 Sept. 30, 2023 Sept. 30, 2022 51,661$ 52,191$ 52,337$ 48,114$ 47,364$ 47,457$ 47,480$ 51,661$ 47,364$ 1,986 1,850 1,765 4,112 4,283 4,259 4,915 1,986 4,283 198 201 214 519 469 485 548 198 469 53,845$ 54,242$ 54,316$ 52,745$ 52,116$ 52,201$ 52,943$ 53,845$ 52,116$ 7,551$ 7,381$ 7,168$ 6,965$ 6,980$ 6,996$ 6,943$ 7,551$ 6,980$ 1,963 2,045 1,991 2,119 1,910 1,858 1,882 1,963 1,910 9,514$ 9,426$ 9,159$ 9,084$ 8,890$ 8,854$ 8,825$ 9,514$ 8,890$ 546$ 519$ 481$ 432$ 376$ 336$ 296$ 1,546$ 1,008$ 15 16 14 34 25 29 26 45 80 8 3 13 - 5 4 3 24 12 569 538 508 466 406 369 325 1,615 1,100 (2) (2) (1) (2) (4) (1) (2) (5) (7) 567$ 536$ 507$ 464$ 402$ 368$ 323$ 1,610$ 1,093$ 4.0% 3.8% 3.6% 3.3% 2.9% 2.7% 2.4% 3.8% 2.7% 131$ 112$ 105$ 110$ 311$ 129$ 248$ 348$ 688$ 71 31 37 56 37 120 72 139 229 202 143 142 166 348 249 320 487 917 (16) (16) (16) (19) (13) (13) (14) (48) (40) 186$ 127$ 126$ 147$ 335$ 236$ 306$ 439$ 877$ 7.9% 5.5% 5.5% 6.5% 15.2% 10.7% 14.1% 6.3% 13.3% (0.8) % 0.1% 2.6% 2.8% (1.5) % (3.7) % (3.8) % 1.9% (9.0) % 2.8 1.0 1.6 0.9 3.6 3.1 4.0 5.4 10.7 12.5% 12.6% 12.7% 12.9% 13.0% 13.0% 13.0% 12.2 12.1 12.1 13.1 13.3 14.1 13.9 19.3 19.6 16.0 15.7 14.9 15.2 15.0 5.7 4.2 5.9 11.2 17.4 24.6 27.7 (1) ($ in millions) Investment Position Market-based ^ As of or for the three months ended Interest-bearing investments ^ Total Investment income Market-based Equity securities LP and other alternative investments ^ Total Performance-based ^ Private equity (1) Private equity Real estate Investment Position and Results by Strategy The Allstate Corporation As of or for the nine months ended Income for yield calculation Pre-tax yield Performance-based Interest-bearing investments Equity securities LP and other alternative investments Investment income, before expense Investee level expenses Real estate Includes infrastructure investments of $1.12 billion as of September 30, 2023. Investment income, before expense Investee level expenses Income for yield calculation Pre-tax yield Total return on investments portfolio Market-based Performance-based Internal rate of return ^ Performance-based 10 year 5 year 3 year 1 year The Allstate Corporation 3Q23 Supplement 15

• Net gains and losses on investments and derivatives • Pension and other postretirement remeasurement gains and losses • Amortization or impairment of purchased intangibles • Gain or loss on disposition • Adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years • Related income tax expense or benefit of these items Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Average underlying loss (incurred pure premium) and average underlying loss (incurred pure premium) and expense per policy are calculated as the underlying loss ratio and the underlying combined ratio (non-GAAP ratios), respectively, multiplied by the annualized GAAP earned premium ("annualized average earned premium”). We believe that this measure is useful to investors, and it is used by management for the same reasons noted above for the underlying loss and underlying combined ratios. The components of the calculation are available on the "Auto Profitability Measures and Statistics" page. Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income (loss) applicable to common shareholders, excluding: Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of net gains and losses on investments and derivatives, pension and other postretirement remeasurement gains and losses, amortization or impairment of purchased intangibles, gain or loss on disposition and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Net gains and losses on investments and derivatives, and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Gain or loss on disposition is excluded because it is non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non- catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors, and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". The Allstate Corporation 3Q23 Supplement 16

Definitions of Non-GAAP Measures (continued) Adjusted underwriting expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the advertising expense, restructuring and related charges and amortization or impairment of purchased intangibles. Advertising expense is excluded as it may vary significantly from period to period based on business decisions and competitive position. Restructuring and related charges are excluded because these items are not indicative of our business results or trends. Amortization or impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price. These are not indicative of our business results or trends. A reduction in expenses enables investment flexibility that can drive growth. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The adjusted underwriting expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Adjusted expense ratio is a non-GAAP ratio, which is computed as the combination of the adjusted underwriting expense ratio and claims expense ratio excluding catastrophe expense. We believe it is useful for investors to evaluate this ratio which is linked to a long-term expense ratio improvement commitment through 2024. The most directly comparable GAAP measure is the expense ratio. The adjusted expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. Underlying combined ratio is a non-GAAP ratio, which is the sum of the underlying loss and underlying expense ratios. We believe that this ratio is useful to investors, and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes, depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income return on Allstate common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders’ equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders’ equity from return on Allstate common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders’ equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders’ equity and return on Allstate common shareholders’ equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders’ equity should not be considered a substitute for return on Allstate common shareholders’ equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 3Q23 Supplement 17

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines, commercial lines and other business lines insurance products, as well as consumer product protection plans, roadside assistance and finance and insurance products. Property-Liability Annualized average earned premium is calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end. Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Claims expense ratio excluding catastrophe expense: Incurred loss adjustment expenses, net of reinsurance, excluding expenses related to catastrophes. These expenses are embedded within the loss ratio. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage, non-proprietary life and annuity products, and lender-placed products and related services. Renewal ratio: Renewal policy item counts issued during the period, based on contract effective dates, divided by the total policy item counts issued generally 6 months prior for auto or 12 months prior for homeowners. Allstate Health and Benefits Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the investee financial statements. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity, including infrastructure investments, and real estate, most of which were limited partnerships. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, net gains and losses on investments and derivative instruments, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage and bank loans divided by the average fair value balances. Employer voluntary benefits includes supplemental life and health products offered through workplace enrollment. Group health includes health products and administrative services sold to employers. Individual health includes short-term medical and other health products sold directly to individuals. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Benefit ratio is accident, health and other policy benefits less interest credited to contractholder funds, divided by premiums and contract charges. The Allstate Corporation 3Q23 Supplement 18